UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14 , 2008
Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	000-51701	98-0438502

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On August 14, 2008, Health Benefits Direct Corporation issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 14, 2008 issued by Health Benefits Direct Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 25 , 2008

HEALTH BENEFITS DIRECT CORPORATION
By:	/s/ Anthony R., Verdi
Anthony R. Verdi
	Title:	Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated August 14, 2008 issued by Health Benefits Direct Corporation.